Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition

	(Unaudited)
(Dollars in thousands, except share data)	September 30,	December 31,
	2017	2016
ASSETS
Cash and due from banks	$13,219	$9,464
Interest bearing deposits with banks	133	95
Cash and cash equivalents	13,352	9,559

Interest bearing time deposits with banks	350	350
Securities available for sale	159,180	150,488
Restricted investment in Federal Home Loan Bank (FHLB) stock	3,616	3,610
Investment in unconsolidated subsidiary	4,820	4,703
Residential mortgage loans held for sale	117	-
Student loans held for sale	-	-
Total loans	382,616	378,297
Less: Allowance for loan losses	(2,907)	(2,723)
Total loans, net of allowance for loan losses	379,709	375,574
Premises and equipment, net	6,695	6,857
Other real estate owned	576	638
Bank owned life insurance and annuities	14,898	14,631
Investment in low income housing partnership	5,319	3,812
Core deposit and other intangible	210	262
Goodwill	5,448	5,448
Mortgage servicing rights	223	205
Accrued interest receivable and other assets	5,409	4,217
Total assets	$599,922	$580,354

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$109,880	$104,006
Interest bearing	363,703	351,816
Total deposits	473,583	455,822

Securities sold under agreements to repurchase	5,207	4,496
Short-term borrowings	27,500	27,700
Long-term debt	25,000	25,000
Other interest bearing liabilities	1,566	1,545
Accrued interest payable and other liabilities	6,618	6,701
Total liabilities	539,474	521,264
Stockholders' Equity:
Preferred stock, no par value: Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share: Authorized 20,000,000 shares
Issued -
4,811,611 shares at September 30, 2017;
4,805,000 shares at December 31, 2016
Outstanding -
4,767,656 shares at September 30, 2017;
4,755,630 shares at December 31, 2016	4,811	4,805
Surplus	18,548	18,476
Retained earnings	40,759	39,945
Accumulated other comprehensive loss	(2,839)	(3,209)
Cost of common stock in Treasury:
43,955 shares at September 30, 2017;
49,370 shares at December 31, 2016	(831)	(927)
Total stockholders' equity	60,448	59,090
Total liabilities and stockholders' equity	$599,922	$580,354

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income (Unaudited)

	Three Months Ended		Nine Months Ended
(Dollars in thousands, except share data)	September 30,		September 30,
	2017	2016	2017	2016
Interest income:
Loans, including fees	$4,607	$4,356	$13,491	$13,155
Taxable securities	729	590	2,128	1,831
Tax-exempt securities	112	100	340	314
Other interest income	9	3	20	13
Total interest income	5,457	5,049	15,979	15,313
Interest expense:
Deposits	561	461	1,555	1,350
Securities sold under agreements to repurchase	8	1	17	3
Short-term borrowings	80	5	212	49
Long-term debt	95	87	274	241
Other interest bearing liabilities	8	7	23	22
Total interest expense	752	561	2,081	1,665
Net interest income	4,705	4,488	13,898	13,648
Provision for loan losses	149	132	389	366
Net interest income after provision for loan losses	4,556	4,356	13,509	13,282
Non-interest income:
Customer service fees	428	471	1,302	1,279
Debit card fee income	274	264	824	769
Earnings on bank-owned life insurance and annuities	93	107	269	284
Trust fees	97	84	324	315
Commissions from sales of non-deposit products	43	43	140	181
Income from unconsolidated subsidiary	49	61	154	163
Fees derived from loan activity	77	58	181	175
Mortgage banking income	83	41	170	106
Gain on sales and calls of securities	2	6	510	134
Gain on sales of loans	-	-	-	113
Gain on life insurance proceeds	-	364	-	364
Other non-interest income	73	72	217	212
Total non-interest income	1,219	1,571	4,091	4,095
Non-interest expense:
Employee compensation expense	1,829	1,848	5,326	5,266
Employee benefits	567	564	1,802	1,699
Occupancy	291	278	878	847
Equipment	175	160	504	492
Data processing expense	440	493	1,318	1,358
Director compensation	60	59	183	176
Professional fees	148	130	431	405
Taxes, other than income	111	107	353	319
FDIC Insurance premiums	83	96	250	295
Loss (gain) on sales of other real estate owned	19	50	(26)	56
Amortization of intangibles	17	26	52	86
Amortization of investment in low-income housing partnership	173	120	412	359
Merger and acquisition expense	-	-	-	372
Other non-interest expense	529	399	1,457	1,226
Total non-interest expense	4,442	4,330	12,940	12,956
Income before income taxes	1,333	1,597	4,660	4,421
Income tax provision	127	150	701	567
Net income	$1,206	$1,447	$3,959	$3,854
Earnings per share
Basic	$0.25	$0.30	$0.83	$0.80
Diluted	$0.25	$0.30	$0.83	$0.80
Cash dividends declared per share	$0.22	$0.22	$0.66	$0.66
Weighted average basic shares outstanding	4,767,656	4,804,000	4,764,325	4,800,804
Weighted average diluted shares outstanding	4,778,950	4,805,177	4,772,935	4,801,521